                                 SMITH BARNEY
                               AGGRESSIVE GROWTH
                                   FUND INC.

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  FEBRUARY 28, 2003



                           [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

[PHOTO OF RICHIE FREEMAN]


     RICHIE FREEMAN
      PORTFOLIO MANAGER

         Classic Series
   [GRAPHIC]

 Semi-Annual Report . February 28, 2003

 SMITH BARNEY
 AGGRESSIVE GROWTH FUND

      RICHIE FREEMAN

      Richie Freeman has more than 27 years of securities business experience and has been managing the Fund since its inception in 1983.

      Education: BS from Brooklyn College, MBA from New York University

      FUND OBJECTIVE

      The Fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index.

      FUND FACTS

      FUND INCEPTION
      -----------------
      October 24, 1983

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      27 Years

                     CLASS A  CLASS B CLASS L
---------------------------------------------
NASDAQ                SHRAX    SAGBX   SAGCX
---------------------------------------------
INCEPTION            10/24/83 11/6/92 5/13/93
---------------------------------------------

Average Annual Total Returns as of February 28, 2003*

                     Without Sales Charges/(1)/
                     Class A  Class B  Class L
----------------------------------------------
Six-Month+            (0.19)%  (0.59)%  (0.57)%
----------------------------------------------
One-Year             (26.02)  (26.63)  (26.57)
----------------------------------------------
Five-Year              8.06     7.19     7.24
----------------------------------------------
Ten-Year              14.37    13.47      N/A
----------------------------------------------
Since Inception++     13.26    12.98    13.41
----------------------------------------------

                      With Sales Charges/(2)/
                     Class A  Class B  Class L
----------------------------------------------
Six-Month+            (5.19)%  (5.56)%  (2.55)%
----------------------------------------------
One-Year             (29.72)  (30.29)  (28.03)
----------------------------------------------
Five-Year              6.96     7.03     7.03
----------------------------------------------
Ten-Year              13.79    13.47      N/A
----------------------------------------------
Since Inception++     12.96    12.98    13.30
----------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSCs") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are October 24, 1983, November
   6, 1992 and May 13, 1993, respectively.


What's Inside

                Your Investment in the Smith Barney
                 Aggressive Growth Fund...................  1
                Letter From the Chairman..................  2
                Manager Overview..........................  3
                Fund at a Glance..........................  6
                Historical Performance....................  7
                Value of $10,000.......................... 10
                Schedule of Investments................... 11
                Statement of Assets and Liabilities....... 14
                Statement of Operations................... 15
                Statements of Changes in Net Assets....... 16
                Notes to Financial Statements............. 17
                Financial Highlights...................... 20

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

          YOUR INVESTMENT IN THE SMITH BARNEY AGGRESSIVE GROWTH FUND

For over 19 years, the Smith Barney Aggressive Growth Fund has endeavored to deliver overall long-term growth by carefully scanning the investment landscape to find innovative companies in dynamic industries. Seasoned portfolio manager Richie Freeman looks for companies that exhibit three significant features:

[GRAPHIC]     Potential for Significant Earnings Growth
              Richie seeks out dynamic businesses with the capability for strong growth. Many are currently found in expanding industries such as biotechnology and emerging technologies.

[GRAPHIC]     Dedicated and Effective Management
              Richie looks to invest in those companies where managers have an ownership stake. In his view, a personal equity stake is an added motivation for management to do well.

[GRAPHIC]     Unrecognized Values
              Richie's research approach is broad enough to include companies that may not be widely followed by Wall Street analysts. And while no guarantees can be given, Richie thinks this lack of coverage often creates pricing inefficiencies.

[GRAPHIC]     A Distinguished History of Managing Your Serious Money
              Founded in 1873 and 1892, respectively, the firms of Charles D.
              Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937,
              Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney & Co. with the global reach of its parent, Citigroup.

              At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


    1 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken


Chairman, President and Chief Executive Officer

Dear Shareholder,

We can't blame investors for wanting to throw in the towel on stocks. The bear market that began three years ago has eroded investor confidence and repeatedly dashed hopes for a rebound.

The widespread disdain for stocks reminds me of investment legend Ben Graham's description of an earlier market swoon: "After the great market decline of 1929-1932, all common stocks were widely regarded as speculative by nature." (The Intelligent Investor).

Clearly, there are valid reasons for this pessimistic climate: Iraq, the dubious strength of corporate earnings, and concerns over consumer spending to name a few.

Yet, as I walk the halls of our Manhattan headquarters, I hear reasons to be encouraged. Let me share some of the thoughts of our investment teams.

Times have been worse. In the Great Depression, long bread lines formed in every major U.S. city. In 1962, the U.S. and the Soviet Union faced off in a nuclear showdown over Cuba. During the 1973-74 bear market, the President of the United States resigned in disgrace, the Vietnam War tore the country apart, while the oil crisis resulted in cars lining up to buy precious allotments of gasoline.

In each case, a stronger stock market emerged from these crises.

The 21st century has greeted us with a new set of challenges, of which the declining stock market is only one. At Citigroup Asset Management, our belief is that we will overcome these challenges, just as we have in the past.

The road to recovery will not be smooth. But we firmly believe that we are on the way. Our capitalist system of democracy is relentless in solving its problems. Hence, the corporate malfeasance that eroded investor confidence last year has been addressed by U.S. authorities. The pervasive bad news, including the uncertainty over a war in Iraq, has largely been reflected in more reasonable equity valuations. The Federal Reserve has cut short-term interest rates to their lowest levels in 41 years and an economic stimulus package will wind its way through Congress this year.

We can't predict how events will transpire in the short run or when the market will turn around. We can say this:

  .   The American economy remains the world's strongest.
  .   The economy will eventually recover.
  . Stock market valuations have returned to more reasonable levels. For long-term equity investors, now may be the time to be increasing exposure to equities.

We believe the long-term case for investing in equities remains solid. As the economy recovers from its current malaise, we believe the stock market will rebound. And we will continue to try to position the Fund's portfolio to participate in the next sustained market advance.

As always, thank you for your confidence in our investment management teams. And thank you especially for sticking with us through this very difficult bear market. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

March 10, 2003

    2 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

                               MANAGER OVERVIEW


Performance Review
For the six months ended February 28, 2003, the Smith Barney Aggressive Growth Fund Inc.'s ("Fund") Class A shares, without sales charges, returned -0.19%. The Fund performed better than both the Russell 2500 Growth Index/i/ and the Fund's benchmark, the Russell 3000 Growth Index,/ii/ which returned -4.38% and -6.65%, respectively, for the same period./1/ The Fund's Lipper peer group of multi-cap growth funds, returned -5.09% for the same period./2/

A Difficult Period for Equities
The year 2002 went down as the third consecutive year of negative stock market returns for only the third time since the 1920's. At its low point in October, the S&P 500 Index/iii/ had declined nearly 50% from its high reached in March 2000, which put the decline on par with the severe bear market of 1973-74. The Nasdaq Composite Index ("Nasdaq")/iv/ suffered an even worse fate, having recorded a three-year cumulative decline of nearly 80% to its October low. The Nasdaq's fall represents the third most severe decline ever recorded by a major U.S. market average, exceeded only by the drop in the Dow Jones Industrial Average/v/ and the S&P 500 Index during the Great Depression years of 1929-32. Following the intense selling pressure witnessed during the early summer (which climaxed in late July), due to growing questions about corporate governance and national security, the market averages rallied strongly for about a month, only to once again reverse and revisit the market's lows set in early October. The pattern repeated itself as the market staged a strong recovery following the October lows. Yet this second rally proved short-lived as well, as fears about geopolitical events led to a sharp decline during the first quarter of 2003 that saw the market return near the lows reached in July and October 2002.

Importantly, while the market averages have made little forward progress in the months since the July lows, some market indicators have improved and we detect a strengthening in its underlying technical condition. For example, fewer stocks recorded new 52-week-lows at the October trough than were seen in July, and fewer still recorded new lows on the most recent decline. We also believe that the public's sentiment towards equities has gotten progressively more pessimistic and that this negativity has been reflected in near record levels of bearish sentiment as measured by various weekly surveys. From a contrarian standpoint, this increase in bearish sentiment and investor skepticism is actually good news in that it reflects actions already taken by investors. Assets held in money market funds have swelled to over $2 trillion, and the value of money market accounts as a percentage of the Wilshire 5000(R) Total Market Index/vi/ is now over 25%. This level is even higher than it was in 1982, the date that many believe was the start of the last great bull market.

Each time that the equity market has reached the lows set over the last year, many pension funds have seen their bond allocations rise to levels that, given today's low interest rates, would not allow them to reach their actuarial assumptions. The considerable decline in equities, combined with the dramatic increase in bond prices, left many pension funds underweight in stocks and in need of rebalancing by increasing the proportion of assets to equities.

The factor that we think had the greatest psychological impact on the equities market during the period was the focus on the situation in Iraq, and the negative impact it had on corporate decision-making and consumer confidence. The economy and stock market have been adversely affected more by the uncertainties that this situation has created than by concerns or

--------
/1/Effective July 25, 2002, the Fund changed its benchmark from the Russell
   2500 Growth Index to the Russell 3000 Growth Index. Management views the Russell 3000 Growth Index as a more appropriate index reflecting more closely the current composition of the Fund's portfolio of securities. The Russell 3000 Growth Index is a broad based unmanaged index, which measures the performance of the Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)
/2/Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period ended February 28, 2003, calculated among 426 funds in the multi-cap growth fund category with reinvestment of dividends and capital gains, excluding sales charges.

    3 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders
doubts of a U.S. victory in an armed conflict. A rise in the price of oil to levels last seen during the first Gulf War in 1991 also had a negative impact on economic growth. While many observers believe that the price of oil contains a sizable war premium which could prove ephemeral when the Middle East situation is eventually resolved, at current levels the price of oil provides a real negative cost of doing business.

Portfolio Update
Despite a weak broad market over the most recent six-month period, the Fund outperformed its benchmarks due largely to strength in some of its long-standing healthcare and cable/media holdings. Among the positive contributors to performance was Forest Laboratories, Inc., whose stock price was buoyed by solid earnings due to the strength of its industry-leading anti-depressant drug franchise. Shares of Genzyme Corp. -- General Division, also a positive contributor to performance, received a boost from favorable Food and Drug Administration panel meetings earlier this year. In each case, a product in Genzyme's pipeline of new products was given a positive review and recommendation for approval. Following very weak performance during fiscal year 2002, cable stocks, including Cablevision Systems Corp. and Comcast Corp., rebounded during the period after reporting favorable growth in digital subscribers and a rise in customers accessing the internet over their high-speed cable lines. We believe these new offerings should afford both companies a sizeable incremental boost to their cash flows.

During the six months in question, shares of certain holdings in the Fund were lower and negatively impacted the Fund's performance, even though their underlying business fundamentals remained strong. L-3 Communications Holdings, Inc. (a supplier of defense communications), IDEC Pharmaceuticals Corp. and UnitedHealth Group Inc. are a few of the stocks that declined during the period despite solid earnings growth. We maintained our positions in all three companies.

Market Outlook
Our opinion of the equities market has not materially changed since the last annual report. As we stated in the Fund's annual letter to shareholders last
September:

    Market bottoms historically have been made when news headlines were negative, investor pessimism was high, valuations were attractive, and excesses from the prior bull market were wrung out. The stock market has made a major bottom in every off-presidential election year since
    1962. . . . Consumer confidence has often been strongly influenced by the action of the stock market. With substantial uncertainties still abounding, including our domestic security and a potential conflict in Iraq, we expect the market to remain quite volatile, but we will attempt to use these periods to buy stocks of companies whose outlooks we believe are quite solid and not being reflected in their share prices.

We have reduced the Fund's cash position steadily over the period and we believe that the current equity market's risk/reward ratio is now very favorable. While we realize that geopolitical events are in flux as of this writing, we believe that clarity in the Middle East situation will help lift a major uncertainty that has weighed down the equities market. This increased transparency, we believe, should lead to higher prices in the stock market and an improvement in both consumers' and investors' confidence.

   4 Smith Barney Aggressive Growth Fund Inc.  | 2003 Semi-Annual Report to
                                 Shareholders

Thank you for your investment in the Smith Barney Aggressive Growth Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Richard A. Freeman
Richard A. Freeman
Vice President and Investment Officer

March 10, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2003 and are subject to change. Please refer to pages 11 through 13 for a list and percentage breakdown of the Fund's holdings.



--------

/i/ The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
/ii/ The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
/iii/ The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/iv/ The Nasdaq is a market-value weighted index, which measures all securities listed on The NASDAQ Stock Market. Please note that an investor cannot invest directly in an index.
/v/ The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be blue-chip companies. Please note that an investor cannot invest directly in an index.
/vi/ The Wilshire 5000 (R) Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.


    5 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

       SMITH BARNEY AGGRESSIVE GROWTH FUND INC. at a Glance (unaudited)


 TOP TEN HOLDINGS+*

 1. UnitedHealth Group Inc................................................ 8.7%
 2. Forest Laboratories, Inc.............................................. 8.4
 3. Amgen Inc............................................................. 6.6
 4. Lehman Brothers Holdings Inc.......................................... 5.8
 5. Weatherford International Ltd......................................... 5.4
 6. Chiron Corp........................................................... 5.2
 7. Comcast Corp., Class A Special Shares................................. 4.7
 8. Genzyme Corp. -- General Division..................................... 3.7
 9. Merrill Lynch & Co., Inc.............................................. 3.2
10. Cablevision Systems Corp., Class A Shares............................. 2.9

                           INDUSTRY DIVERSIFICATION+*


               [CHART]

Biotechnology                     16.7%
Broadcasting/Cable                14.7%
Energy                             7.0%
Financial Services                14.0%
Healthcare - Miscellaneous         3.6%
Managed Healthcare Providers       8.7%
Multi-Industry                     2.8%
Pharmaceuticals                   15.9%
Semiconductors                     5.6%
Telecommunications                 3.9%
Other                              7.1%

                            INVESTMENT BREAKDOWN++*


           [CHART]

Repurchase Agreement   0.5%
Common Stock          99.5%

+  As a percentage of total common stock.
++ As a percentage of total investments.
* All information is as of February 28, 2003. Please note that Fund holdings are subject to change.


    6 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                       Net Asset Value
                     -------------------
                     Beginning    End    Capital Gain      Total
Period Ended         of Period of Period Distributions Returns/(1)(2)/
----------------------------------------------------------------------
2/28/03               $ 62.24   $ 62.12      $0.00          (0.19)%+
--------------------------------------------------------------------
8/31/02                 91.46     62.24       0.00         (31.95)
--------------------------------------------------------------------
8/31/01                110.53     91.46       0.00         (17.25)
--------------------------------------------------------------------
8/31/00                 67.73    110.53       0.72          64.91
--------------------------------------------------------------------
8/31/99                 33.78     67.73       0.88         104.42
--------------------------------------------------------------------
8/31/98                 41.80     33.78       1.96         (15.16)
--------------------------------------------------------------------
8/31/97                 28.76     41.80       0.81          49.11
--------------------------------------------------------------------
8/31/96                 33.53     28.76       2.37          (7.44)
--------------------------------------------------------------------
8/31/95                 26.76     33.53       1.37          31.95
--------------------------------------------------------------------
8/31/94                 23.59     26.76       0.00          13.44
--------------------------------------------------------------------
8/31/93                 18.94     23.59       0.00          24.55
--------------------------------------------------------------------
Total                                        $8.11
--------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End    Capital Gain      Total
Period Ended          of Period of Period Distributions Returns/(1)(2)/
-----------------------------------------------------------------------
2/28/03                $ 57.19   $ 56.85      $0.00          (0.59)%+
----------------------------------------------------------------------
8/31/02                  84.73     57.19       0.00         (32.50)
----------------------------------------------------------------------
8/31/01                 103.24     84.73       0.00         (17.93)
----------------------------------------------------------------------
8/31/00                  63.82    103.24       0.72          63.58
----------------------------------------------------------------------
8/31/99                  32.12     63.82       0.88         102.78
----------------------------------------------------------------------
8/31/98                  40.17     32.12       1.96         (15.90)
----------------------------------------------------------------------
8/31/97                  27.88     40.17       0.81          47.94
----------------------------------------------------------------------
8/31/96                  32.82     27.88       2.37          (8.16)
----------------------------------------------------------------------
8/31/95                  26.42     32.82       1.37          30.93
----------------------------------------------------------------------
8/31/94                  23.46     26.42       0.00          12.62
----------------------------------------------------------------------
Inception* -- 8/31/93    20.52     23.46       0.00          14.33+
----------------------------------------------------------------------
Total                                         $8.11
----------------------------------------------------------------------


   7 Smith Barney Aggressive Growth Fund Inc.  | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                        Net Asset Value
                      -------------------
                      Beginning    End    Capital Gain      Total
Period Ended          of Period of Period Distributions Returns/(1)(2)/
-----------------------------------------------------------------------
2/28/03                $ 57.44   $ 57.11      $0.00          (0.57)%+
-----------------------------------------------------------------------
8/31/02                  85.03     57.44       0.00         (32.45)
-----------------------------------------------------------------------
8/31/01                 103.54     85.03       0.00         (17.88)
-----------------------------------------------------------------------
8/31/00                  63.99    103.54       0.72          63.62
-----------------------------------------------------------------------
8/31/99                  32.19     63.99       0.88         102.87
-----------------------------------------------------------------------
8/31/98                  40.22     32.19       1.96         (15.80)
-----------------------------------------------------------------------
8/31/97                  27.91     40.22       0.81          47.97
-----------------------------------------------------------------------
8/31/96                  32.84     27.91       2.37          (8.12)
-----------------------------------------------------------------------
8/31/95                  26.42     32.84       1.37          31.01
-----------------------------------------------------------------------
8/31/94                  23.47     26.42       0.00          12.57
-----------------------------------------------------------------------
Inception* -- 8/31/93    21.14     23.47       0.00          11.02+
-----------------------------------------------------------------------
Total                                         $8.11
-----------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                            Net Asset Value
                          -------------------
                          Beginning    End    Capital Gain      Total
    Period Ended          of Period of Period Distributions Returns/(1)(2)/
    -----------------------------------------------------------------------
    2/28/03                $ 63.81   $ 63.82      $0.00           0.02%+
    -----------------------------------------------------------------------
    8/31/02                  93.38     63.81       0.00         (31.67)
    -----------------------------------------------------------------------
    8/31/01                 112.46     93.38       0.00         (16.97)
    -----------------------------------------------------------------------
    8/31/00                  68.69    112.46       0.72          65.42
    -----------------------------------------------------------------------
    8/31/99                  34.13     68.69       0.88         105.15
    -----------------------------------------------------------------------
    8/31/98                  42.07     34.13       1.96         (14.86)
    -----------------------------------------------------------------------
    8/31/97                  28.84     42.07       0.81          49.64
    -----------------------------------------------------------------------
    Inception* -- 8/31/96    31.86     28.84       2.37         (10.13)+++
    -----------------------------------------------------------------------
    Total                                         $6.74
    -----------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                            Net Asset Value
                          -------------------
                          Beginning    End    Capital Gain      Total
    Period Ended          of Period of Period Distributions Returns/(1)(2)/
    -----------------------------------------------------------------------
    2/28/03                $ 64.68   $ 64.69      $0.00           0.02%+
    -----------------------------------------------------------------------
    8/31/02                  94.67     64.68       0.00         (31.68)
    -----------------------------------------------------------------------
    8/31/01                 114.01     94.67       0.00         (16.96)
    -----------------------------------------------------------------------
    8/31/00                  69.63    114.01       0.72          65.42
    -----------------------------------------------------------------------
    8/31/99                  34.58     69.63       0.88         105.20
    -----------------------------------------------------------------------
    8/31/98                  42.60     34.58       1.96         (14.86)
    -----------------------------------------------------------------------
    8/31/97                  29.20     42.60       0.81          49.61
    -----------------------------------------------------------------------
    8/31/96                  33.88     29.20       2.37          (7.07)
    -----------------------------------------------------------------------
    8/31/95                  26.94     33.88       1.37          32.38
    -----------------------------------------------------------------------
    8/31/94                  23.67     26.94       0.00          13.81
    -----------------------------------------------------------------------
    Inception* -- 8/31/93    20.52     23.67       0.00          15.35+
    -----------------------------------------------------------------------
    Total                                         $8.11
    -----------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

    8 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS/(2)/ (UNAUDITED)


                                           Without Sales Charges/(1)/
                                   ------------------------------------------
                                   Class A  Class B  Class L  Class Y  Class Z
------------------------------------------------------------------------------
Six Months Ended 2/28/03+           (0.19)%  (0.59)%  (0.57)%   0.02%    0.02%
------------------------------------------------------------------------------
Year Ended 2/28/03                 (26.02)  (26.63)  (26.57)  (25.69)  (25.70)
------------------------------------------------------------------------------
Five Years Ended 2/28/03             8.06     7.19     7.24     8.46     8.46
------------------------------------------------------------------------------
Ten Years Ended 2/28/03             14.37    13.47      N/A      N/A    14.79
------------------------------------------------------------------------------
Inception* through 2/28/03          13.26    12.98    13.41    11.82++  14.28
-----------------------------------------------------------------------------
                                             With Sales Charges/(3)/
                                   ------------------------------------------
                                   Class A  Class B  Class L  Class Y  Class Z
------------------------------------------------------------------------------
Six Months Ended 2/28/03+           (5.19)%  (5.56)%  (2.55)%   0.02%    0.02%
------------------------------------------------------------------------------
Year Ended 2/28/03                 (29.72)  (30.29)  (28.03)  (25.69)  (25.70)
------------------------------------------------------------------------------
Five Years Ended 2/28/03             6.96     7.03     7.03     8.46     8.46
------------------------------------------------------------------------------
Ten Years Ended 2/28/03             13.79    13.47      N/A      N/A    14.79
------------------------------------------------------------------------------
Inception* through 2/28/03          12.96    12.98    13.30    11.82++  14.28
-----------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS/(2)/ (UNAUDITED)

                                                     Without Sales Charges/(1)/
-------------------------------------------------------------------------------
Class A (2/28/93 through 2/28/03)                             283.09%
-------------------------------------------------------------------------------
Class B (2/28/93 through 2/28/03)                             253.73
-------------------------------------------------------------------------------
Class L (Inception* through 2/28/03)                          243.16
-------------------------------------------------------------------------------
Class Y (Inception* through 2/28/03)                          120.52++
-------------------------------------------------------------------------------
Class Z (2/28/93 through 2/28/03)                             297.17
-------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSCs") with respect to Class B and L shares.
(2)The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L, Y and Z shares are October 24, 1983, November 6, 1992, May 13, 1993, October 12, 1995 and November 6, 1992, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 ++Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.


    9 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

Value of $10,000 Invested in Class A Shares of the Smith Barney Aggressive Growth Fund Inc. vs. Russell 2500 Growth Index and Russell 3000 Growth Index+
--------------------------------------------------------------------------------
                        February 1993 -- February 2003

                                [CHART]

              Smith Barney
               Aggressive
           Growth Fund Inc. -    Russell 2500        Russell 3000
             Class A Shares     Growth Index++      Growth Index++
           ------------------   --------------      --------------
Feb 1993       $9,498            $10,000            $10,000
Aug 1993       10,957             11,130             10,932
Aug 1994       12,429             11,786             11,615
Aug 1995       16,400             14,371             14,498
Aug 1996       15,181             16,254             17,021
Aug 1997       22,636             21,380             23,395
Aug 1998       19,205             17,775             24,483
Aug 1999       39,259             23,534             36,228
Aug 2000       64,744             36,742             48,494
Aug 2001       53,574             23,274             26,861
Aug 2002       36,458             17,509             20,841
Feb 2003       36,387             16,742             19,455

+ Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1993, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 28, 2003. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

++ Effective July 25, 2002, the Fund changed its benchmark from the Russell
   2500 Growth Index to the Russell 3000 Growth Index. Management views the Russell 3000 Growth Index as a more appropriate index, reflecting the current composition of the Fund's portfolio of securities.


   10 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                           FEBRUARY 28, 2003



  SHARES                         SECURITY                             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.5%
Biotechnology -- 16.6%
 5,700,000 Amgen Inc.*                                            $  311,448,000
 6,800,000 Chiron Corp.*                                             248,336,000
   266,000 Genentech, Inc.*                                            9,405,760
           Genzyme Corp.:
   606,173   Biosurgery Division*                                      1,060,803
 5,700,000   General Division*                                       177,726,000
   124,257   Molecular Oncology Division*                                212,479
 2,921,450 ImClone Systems Inc.*                                      38,942,929
 1,050,000 Isis Pharmaceuticals, Inc.*                                 4,704,000
   750,000 Nanogen, Inc.*                                                802,500
-------------------------------------------------------------------------------
                                                                     792,638,471
-------------------------------------------------------------------------------
Broadcasting/Cable -- 14.6%
 7,700,000 AOL Time Warner Inc.*                                      87,164,000
 7,850,000 Cablevision Systems Corp., Class A Shares*                139,651,500
           Comcast Corp.:
 1,394,000   Class A Shares*                                          40,732,680
 7,900,000   Class A Special Shares*                                 221,911,000
14,550,000 Liberty Media Corp., Class A Shares*                      133,714,500
 1,736,000 Viacom Inc., Class B Shares*                               64,457,680
 1,100,000 World Wrestling Entertainment, Inc.*                        9,130,000
-------------------------------------------------------------------------------
                                                                     696,761,360
-------------------------------------------------------------------------------
Business Services -- 0.0%
   200,000 Source Interlink Cos., Inc.*                                1,010,000
-------------------------------------------------------------------------------
Computer Hardware -- 1.5%
 8,595,000 Maxtor Corp.*                                              51,570,000
 6,150,000 Quantum Corp.*                                             20,110,500
-------------------------------------------------------------------------------
                                                                      71,680,500
-------------------------------------------------------------------------------
Computer Software/Internet -- 0.7%
   680,800 Microsoft Corp.*                                           16,134,960
   785,500 RSA Security Inc.*                                          5,561,340
   650,000 Verity, Inc.*                                              10,842,000
-------------------------------------------------------------------------------
                                                                      32,538,300
-------------------------------------------------------------------------------
Diversified Technology -- 0.4%
   350,000 Drexler Technology Corp.*                                   4,900,000
   689,000 Excel Technology, Inc.*                                    14,034,930
-------------------------------------------------------------------------------
                                                                      18,934,930
-------------------------------------------------------------------------------
Drug Delivery/Testing -- 0.4%
   200,000 Albany Molecular Research, Inc.*                            2,900,000
 1,550,000 Alkermes, Inc.*                                            12,307,000
   599,500 AP Pharma, Inc.*                                              660,649
 1,815,000 Cygnus, Inc.*                                                 726,000
   200,000 Tularik Inc.*                                                 802,000
-------------------------------------------------------------------------------
                                                                      17,395,649
-------------------------------------------------------------------------------
Electronics - Military -- 1.7%
 2,200,000 L-3 Communications Holdings, Inc.*                         79,464,000
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.



   11 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               FEBRUARY 28, 2003



  SHARES                         SECURITY                            VALUE
-------------------------------------------------------------------------------
Energy -- 7.0%
  1,447,500 Core Laboratories N.V.*                              $   15,777,750
  5,099,700 Grant Prideco, Inc.*                                     61,808,364
  6,400,000 Weatherford International Ltd.*                         256,256,000
------------------------------------------------------------------------------
                                                                    333,842,114
------------------------------------------------------------------------------
Financial Services -- 13.9%
  3,000,000 Astoria Financial Corp.                                  75,360,000
    897,100 CIT Group Inc.*                                          15,403,207
     30,000 The Goldman Sachs Group, Inc.                             2,083,500
  5,000,000 Lehman Brothers Holdings Inc.                           276,850,000
  4,400,000 Merrill Lynch & Co., Inc.                               149,952,000
  3,668,000 Neuberger Berman Inc.                                    97,715,520
  2,330,000 Roslyn Bancorp, Inc.                                     46,413,600
------------------------------------------------------------------------------
                                                                    663,777,827
------------------------------------------------------------------------------
Healthcare - Miscellaneous -- 3.6%
    964,400 Biosite Inc.*                                            30,156,788
     87,500 Cytyc Corp.*                                              1,113,875
    400,000 IGEN International, Inc.*                                13,184,000
    870,000 IMPATH Inc.*                                             12,422,730
  2,156,000 Johnson & Johnson                                       113,082,200
------------------------------------------------------------------------------
                                                                    169,959,593
------------------------------------------------------------------------------
Managed Healthcare Providers -- 8.7%
  5,000,000 UnitedHealth Group Inc.                                 414,500,000
------------------------------------------------------------------------------
Miscellaneous -- 2.3%
  4,300,000 Nasdaq-100 Index Tracking Stock*                        108,231,000
------------------------------------------------------------------------------
Multi-Industry -- 2.8%
  9,025,000 Tyco International Ltd.                                 133,570,000
------------------------------------------------------------------------------
Pharmaceuticals -- 15.8%
  8,000,000 Forest Laboratories, Inc.*                              398,400,000
  3,600,000 ICN Pharmaceuticals, Inc.                                34,632,000
  4,800,000 IDEC Pharmaceuticals Corp.*                             138,000,000
  3,450,000 King Pharmaceuticals, Inc.*                              57,787,500
  6,040,000 Millennium Pharmaceuticals, Inc.*                        43,246,400
    880,000 Nabi Biopharmaceuticals*                                  4,514,400
    362,400 Pfizer Inc.                                              10,806,768
    289,931 Pharmacia Corp.                                          11,979,949
  2,100,000 SICOR Inc.*                                              31,164,000
  1,900,000 Vertex Pharmaceuticals Inc.*                             20,995,000
------------------------------------------------------------------------------
                                                                    751,526,017
------------------------------------------------------------------------------
Retail -- 0.0%
    431,000 Charming Shoppes, Inc.*                                   1,249,900
------------------------------------------------------------------------------
Semiconductors -- 5.6%
  1,050,000 Cabot Microelectronics Corp.*                            44,100,000
  3,720,000 Cirrus Logic, Inc.*                                       9,746,400
    500,000 Cree, Inc.*                                               8,510,000
    950,000 DSP Group, Inc.*                                         15,171,500
  3,280,000 Intel Corp.                                              56,580,000


                      See Notes to Financial Statements.



   12 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               FEBRUARY 28, 2003



  SHARES                         SECURITY                            VALUE
-------------------------------------------------------------------------------
Semiconductors -- 5.6% (continued)
  7,200,000 Micron Technology, Inc.*                             $   57,528,000
  4,000,000 RF Micro Devices, Inc.*                                  26,160,000
  1,000,000 SanDisk Corp.*                                           16,680,000
    630,000 Standard Microsystems Corp.*                              9,210,600
  2,103,640 Teradyne, Inc.*                                          24,381,188
-------------------------------------------------------------------------------
                                                                    268,067,688
-------------------------------------------------------------------------------
Telecommunications -- 3.9%
    800,000 AT&T Corp.                                               14,832,000
  9,300,000 AT&T Wireless Services Inc.*                             54,963,000
  3,000,000 C-COR.net Corp.*                                          8,910,000
  7,000,000 Motorola, Inc.                                           58,940,000
    675,072 Nokia Oyj                                                 8,932,444
  2,924,928 Nokia Oyj, Sponsored ADR                                 38,696,797
-------------------------------------------------------------------------------
                                                                    185,274,241
-------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $5,407,745,746)           4,740,421,590
-------------------------------------------------------------------------------

   FACE
  AMOUNT                         SECURITY                            VALUE
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
$23,727,000 J.P. Morgan Chase & Co., 1.270% due 3/3/03;
              Proceeds at maturity -- $23,729,511;
              (Fully collateralized by U.S. Treasury Bills, due
              8/21/03; Market value -- $24,202,315)
              (Cost -- $23,727,000)                                  23,727,000
-------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $5,431,472,746**) $4,764,148,590
-------------------------------------------------------------------------------

* Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



   13 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)               FEBRUARY 28, 2003



ASSETS:
  Investments, at value (Cost -- $5,431,472,746)               $4,764,148,590
  Cash                                                                    530
  Receivable for Fund shares sold                                   9,238,130
  Dividends and interest receivable                                 1,162,881
  Receivable for securities sold                                      823,013
-----------------------------------------------------------------------------
  Total Assets                                                  4,775,373,144
-----------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                 3,428,044
  Investment advisory fee payable                                   2,138,142
  Administration fee payable                                          718,168
  Distribution fees payable                                           589,780
  Accrued expenses                                                  2,064,958
-----------------------------------------------------------------------------
  Total Liabilities                                                 8,939,092
-----------------------------------------------------------------------------
Total Net Assets                                               $4,766,434,052
-----------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                  $      801,579
  Capital paid in excess of par value                           5,522,992,284
  Accumulated net investment loss                                 (31,198,996)
  Accumulated net realized loss from security transactions        (58,836,659)
  Net unrealized depreciation of investments                     (667,324,156)
-----------------------------------------------------------------------------
Total Net Assets                                               $4,766,434,052
-----------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                          27,347,703
------------------------------------------------------------------------------
  Class B                                                          26,545,878
------------------------------------------------------------------------------
  Class L                                                          18,214,176
------------------------------------------------------------------------------
  Class Y                                                           2,884,827
------------------------------------------------------------------------------
  Class Z                                                           5,165,330
------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                       $62.12
------------------------------------------------------------------------------
  Class B *                                                            $56.85
------------------------------------------------------------------------------
  Class L **                                                           $57.11
------------------------------------------------------------------------------
  Class Y (and redemption price)                                       $63.82
------------------------------------------------------------------------------
  Class Z (and redemption price)                                       $64.69
------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per
   share)                                                              $65.39
------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per
   share)                                                              $57.69
-----------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

   14 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)  FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003



INVESTMENT INCOME:
  Dividends                                                       $   7,608,181
  Interest                                                              341,831
--------------------------------------------------------------------------------
  Total Investment Income                                             7,950,012
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                         15,168,444
  Investment advisory fee (Note 2)                                   14,443,189
  Administration fee (Note 2)                                         4,814,396
  Shareholder servicing fees                                          4,258,190
  Custody                                                               145,771
  Registration fees                                                     128,032
  Shareholder communications                                            108,911
  Audit and legal                                                        28,086
  Directors' fees                                                        27,966
  Other                                                                  22,824
--------------------------------------------------------------------------------
  Total Expenses                                                     39,145,809
--------------------------------------------------------------------------------
Net Investment Loss                                                 (31,195,797)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term investments):
   Proceeds from sales                                                5,488,720
   Cost of securities sold                                            8,525,741
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (3,037,021)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of period                                             (675,592,107)
   End of period                                                   (667,324,156)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                             8,267,951
--------------------------------------------------------------------------------
Net Gain on Investments                                               5,230,930
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (25,964,867)
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   15 Smith Barney Aggressive Growth Fund Inc.  | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended February 28, 2003 (unaudited) and the Year Ended August 31, 2002

                                                    2003             2002
-------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                          $  (31,195,797) $   (74,127,377)
  Net realized loss                                (3,037,021)     (13,538,005)
  (Increase) decrease in net unrealized
   depreciation                                     8,267,951   (2,198,174,783)
-------------------------------------------------------------------------------
  Decrease in Net Assets From Operations          (25,964,867)  (2,285,840,165)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                516,510,751    2,567,285,879
  Cost of shares reacquired                      (488,269,517)  (1,372,401,474)
-------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
   Transactions                                    28,241,234    1,194,884,405
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   2,276,367   (1,090,955,760)
NET ASSETS:
  Beginning of period                           4,764,157,685    5,855,113,445
-------------------------------------------------------------------------------
  End of period*                               $4,766,434,052  $ 4,764,157,685
-------------------------------------------------------------------------------
* Includes accumulated net investment loss of:   $(31,198,996)         $(3,199)
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   16 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; ( g) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; ( j) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; ( k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At August 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $74,126,260 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.60% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended February 28, 2003, the Fund paid transfer agent fees of $2,490,316 to CTB.

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition,

   17 Smith Barney Aggressive Growth Fund Inc.  | 2003 Semi-Annual Report to
                                 Shareholders

CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended February 28, 2003, CGM and its affiliates received brokerage commissions of $47,125.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended February 28, 2003, CGM and its affiliates received sales charges of approximately $3,270,000 and $622,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended February 28, 2003, CDSCs paid to CGM and its affiliates were approximately:

                                                   Class A  Class B   Class L
------------------------------------------------------------------------------
CDSCs                                              $7,000  $2,487,000 $138,000
------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended February 28, 2003, total Distribution Plan fees were as follows:

                                            Class A    Class B    Class L
---------------------------------------------------------------------------
Distribution Plan Fees                     $2,112,570 $7,700,910 $5,354,964
---------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------------------------------
Purchases                                                        $41,725,133
----------------------------------------------------------------------------
Sales                                                              5,488,720
----------------------------------------------------------------------------

At February 28, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------
Gross unrealized appreciation                            $ 1,357,641,612
Gross unrealized depreciation                             (2,024,965,768)
------------------------------------------------------------------------
Net unrealized depreciation                              $  (667,324,156)
------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   18 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At February 28, 2003, the Fund did not have any securities on loan.

6. Capital Loss Carryforward

At August 31, 2002, the Fund had, for Federal income tax purposes, approximately $42,260,000 of unused capital loss carryforwards available to offset future capital gains, expiring on August 31, 2010. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

7. Capital Shares

At February 28, 2003, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                Six Months Ended              Year Ended
                               February 28, 2003           August 31, 2002
                           -------------------------  -------------------------
                             Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold                 3,571,843  $ 224,656,938  10,671,514  $ 882,280,737
Shares reacquired          (2,550,483)  (158,986,033) (5,688,825)  (432,856,514)
-------------------------------------------------------------------------------
Net Increase                1,021,360  $  65,670,905   4,982,689  $ 449,424,223
-------------------------------------------------------------------------------
Class B
Shares sold                 2,341,853  $ 136,643,645  10,232,684  $ 784,822,603
Shares reacquired          (2,759,529)  (157,970,904) (5,606,861)  (390,872,960)
-------------------------------------------------------------------------------
Net Increase (Decrease)      (417,676) $ (21,327,259)  4,625,823  $ 393,949,643
-------------------------------------------------------------------------------
Class L
Shares sold                 1,618,667  $  94,933,250   7,571,927  $ 590,086,307
Shares reacquired          (2,146,140)  (123,830,662) (3,960,291)  (274,777,079)
-------------------------------------------------------------------------------
Net Increase (Decrease)      (527,473) $ (28,897,412)  3,611,636  $ 315,309,228
-------------------------------------------------------------------------------
Class Y
Shares sold                   394,446  $  26,735,340   2,739,467  $ 226,588,674
Shares reacquired            (301,401)   (19,760,807) (2,090,647)  (171,688,278)
-------------------------------------------------------------------------------
Net Increase                   93,045  $   6,974,533     648,820  $  54,900,396
-------------------------------------------------------------------------------
Class Z
Shares sold                   506,494  $  33,541,578     966,679  $  83,507,558
Shares reacquired            (425,558)   (27,721,111) (1,415,294)  (102,206,643)
-------------------------------------------------------------------------------
Net Increase (Decrease)        80,936  $   5,820,467    (448,615) $ (18,699,085)
-------------------------------------------------------------------------------


   19 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class A Shares                                       2003/(1)(2)/  2002/(2)/  2001/(2)/  2000/(2)/  1999/(2)/   1998
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $62.24       $91.46     $110.53    $ 67.73    $33.78    $41.80
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                  (0.29)       (0.71)      (0.79)     (0.59)    (0.48)    (0.42)
  Net realized and unrealized gain (loss)               0.17       (28.51)     (18.28)     44.11     35.31     (5.64)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (0.12)      (29.22)     (19.07)     43.52     34.83     (6.06)
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                      --           --          --      (0.72)    (0.88)    (1.96)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --           --          --      (0.72)    (0.88)    (1.96)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $62.12       $62.24     $ 91.46    $110.53    $67.73    $33.78
----------------------------------------------------------------------------------------------------------------------
Total Return                                           (0.19)%++   (31.95)%    (17.25)%    64.91%   104.42%   (15.16)%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                  $1,699       $1,639      $1,952     $1,731      $690      $296
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              1.24%+       1.21%       1.17%      1.14%     1.18%     1.21%
  Net investment loss                                  (0.91)+      (0.88)      (0.80)     (0.66)    (0.89)    (0.97)
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    0%           1%          0%         1%        8%        7%
----------------------------------------------------------------------------------------------------------------------

Class B Shares                                       2003/(1)(2)/  2002/(2)/  2001/(2)/  2000/(2)/  1999/(2)/   1998
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $57.19       $84.73     $103.24    $ 63.82    $32.12    $40.17
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                  (0.50)       (1.26)      (1.48)     (1.23)    (0.87)    (0.66)
  Net realized and unrealized gain (loss)               0.16       (26.28)     (17.03)     41.37     33.45     (5.43)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (0.34)      (27.54)     (18.51)     40.14     32.58     (6.09)
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                      --           --          --      (0.72)    (0.88)    (1.96)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --           --          --      (0.72)    (0.88)    (1.96)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $56.85       $57.19     $ 84.73    $103.24    $63.82    $32.12
----------------------------------------------------------------------------------------------------------------------
Total Return                                           (0.59)%++   (32.50)%    (17.93)%    63.58%   102.78%   (15.90)%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                  $1,509       $1,542      $1,893     $1,485      $470      $186
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              2.06%+       2.03%       1.99%      1.94%     2.00%     2.02%
  Net investment loss                                  (1.73)+      (1.70)      (1.62)     (1.47)    (1.70)    (1.78)
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    0%           1%          0%         1%        8%        7%
----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended February 28, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may be not be representative of the total return for the year.
 +  Annualized.

   20 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class L Shares                               2003/(1)(2)/   2002/(2)/    2001/(2)/   2000/(2)/   1999/(2)/     1998/(3)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $57.44         $85.03     $103.54      $ 63.99      $32.19      $40.22
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                           (0.48)         (1.20)      (1.44)       (1.24)      (0.84)      (0.68)
  Net realized and unrealized gain (loss)        0.15         (26.39)     (17.07)       41.51       33.52       (5.39)
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.33)        (27.59)     (18.51)       40.27       32.68       (6.07)
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                               --             --          --        (0.72)      (0.88)      (1.96)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --             --          --        (0.72)      (0.88)      (1.96)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $57.11         $57.44     $ 85.03      $103.54      $63.99      $32.19
------------------------------------------------------------------------------------------------------------------------
Total Return                                    (0.57)%++     (32.45)%    (17.88)%      63.62%     102.87%     (15.80)%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $1,040         $1,076      $1,286         $696        $162         $65
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.99%+         1.95%       1.94%        1.94%       1.94%       1.97%
  Net investment loss                           (1.66)+        (1.62)      (1.57)       (1.46)      (1.64)      (1.73)
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             0%             1%          0%           1%          8%          7%
------------------------------------------------------------------------------------------------------------------------

Class Y Shares                                 2003/(1)(2)/   2002/(2)/   2001/(2)/    2000/(2)/   1999/(2)/    1998
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $63.81         $93.38     $112.46      $ 68.69      $34.13      $42.07
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                           (0.16)         (0.41)      (0.45)       (0.30)      (0.29)      (0.25)
  Net realized and unrealized gain (loss)        0.17         (29.16)     (18.63)       44.79       35.73       (5.73)
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.01         (29.57)     (19.08)       44.49       35.44       (5.98)
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                               --             --          --        (0.72)      (0.88)      (1.96)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --             --          --        (0.72)      (0.88)      (1.96)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $63.82         $63.81     $ 93.38      $112.46      $68.69      $34.13
------------------------------------------------------------------------------------------------------------------------
Total Return                                     0.02%++      (31.67)%    (16.97)%      65.42%     105.15%     (14.86)%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)             $184           $178        $200         $219        $172         $90
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.81%+         0.82%       0.82%        0.82%       0.82%       0.85%
  Net investment loss                           (0.49)+        (0.49)      (0.45)       (0.34)      (0.53)      (0.62)
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             0%             1%          0%           1%          8%          7%
------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended February 28, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed as Class L shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

   21 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class Z Shares                                       2003/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/   1998
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $64.68       $94.67   $114.01   $ 69.63    $34.58   $42.60
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                  (0.16)       (0.42)    (0.46)    (0.32)    (0.30)   (0.28)
  Net realized and unrealized gain (loss)               0.17       (29.57)   (18.88)    45.42     36.23    (5.78)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     0.01       (29.99)   (19.34)    45.10     35.93    (6.06)
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                      --           --        --     (0.72)    (0.88)   (1.96)
------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --           --        --     (0.72)    (0.88)   (1.96)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $64.69       $64.68   $ 94.67   $114.01    $69.63   $34.58
------------------------------------------------------------------------------------------------------------------
Total Return                                            0.02%++    (31.68)%  (16.96)%   65.42%   105.20%  (14.86)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                    $334         $329      $524      $463      $170      $42
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              0.82%+       0.82%     0.82%     0.83%     0.82%    0.85%
  Net investment loss                                  (0.49)+      (0.49)    (0.45)    (0.35)    (0.51)   (0.62)
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    0%           1%        0%        1%        8%       7%
------------------------------------------------------------------------------------------------------------------

(1) For the six months ended February 28, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



   22 Smith Barney Aggressive Growth Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                          AGGRESSIVE GROWTH FUND INC.



         DIRECTORS                    INVESTMENT ADVISER
         Paul R. Ades                 AND ADMINISTRATOR
         Herbert Barg                 Smith Barney Fund Management LLC
         Dwight B. Crane
         R. Jay Gerken, Chairman      DISTRIBUTORS
         Frank Hubbard                Citigroup Global Markets Inc.
         Jerome Miller                PFS Distributors, Inc.
         Ken Miller
                                      CUSTODIAN
         OFFICERS                     State Street Bank and
         R. Jay Gerken                  Trust Company
         President and
         Chief Executive Officer      TRANSFER AGENT
                                      Citicorp Trust Bank, fsb.
         Lewis E. Daidone             125 Broad Street, 11th Floor
         Senior Vice President and    New York, New York 10004
         Chief Administrative Officer
                                      SUB-TRANSFER AGENTS
         Richard L. Peteka            PFPC Global Fund Services
         Chief Financial Officer      P.O. Box 9699
         and Treasurer                Providence, Rhode Island
                                      02940-9699
         Richard A. Freeman
         Vice President and           Primerica Shareholder Services
         Investment Officer           P.O. Box 9662
                                      Providence, Rhode Island
         Kaprel Ozsolak               02940-9662
         Controller

         Christina T. Sydor
         Secretary

   Smith Barney Aggressive Growth Fund Inc.



 This report is submitted for the general information of shareholders of Smith Barney Aggressive Growth Fund Inc., but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after May 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




 (C)2003 Citigroup Global Markets Inc. Member NASD, SIPC

 FD2208 4/03                                                             03-4667